Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended March 31, 2022

OMAHA, Neb.--(BUSINESS WIRE)--April 18, 2022--AMCON Distributing Company (“AMCON” or “Company”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $5.19 on net income available to common shareholders of $3.0 million for its second fiscal quarter ended March 31, 2022.

“We are pleased with our results for the second fiscal quarter. Our management team has remained highly focused on delivering a consistently superior level of customer service in a highly challenging operating environment,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Mr. Atayan further noted, “AMCON continues to seek out acquisition opportunities for distributors who want to align with our growing platform and customer centric management philosophy.”

The wholesale distribution segment reported revenues of $379.5 million and operating income of $6.3 million for the second quarter of fiscal 2022. The retail health food segment reported revenues of $12.4 million and operating income of $0.7 million for the second quarter of fiscal 2022.

“Ongoing supply chain disruptions with the consumer-packaged goods companies we partner with have impacted product availability across all markets, including the convenience distribution industry in which our company operates. The United States continues to experience an acute workforce shortage which we work diligently to address in our daily operations. Our Annual Spring Trade Show was well received and provides momentum as we enter our summer season. AMCON’s customer base continues to grow geographically and we are deploying the capital and human resources necessary to support this growth in a collaborative fashion,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer further noted, “We are actively searching for facilities in, and adjacent to, the geographic markets we serve.”

Charles J. Schmaderer, AMCON’s Chief Financial Officer said, “We are pleased with the ongoing progress of our strategic investment in Team Sledd, LLC. As a core operating principle we continue to maintain consistently high levels of liquidity to support the Company’s various strategic initiatives and long-term growth plan. We ended the quarter with $82.0 million of shareholders’ equity.”

AMCON’s Healthy Edge Retail Group plays an important role in the health and wellness of the communities it serves. Our long-term relationship with the organic/natural products vendor community has enabled our stores to meet the demands of our customers for total wellness solutions. Our strategy is to offer a broad selection of the highest quality organic and natural merchandise available supported by a high degree of customer service not found at other big box retailers within our industry.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products with distribution locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON, through its Healthy Edge Retail Group, operates twenty (20) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets March 31, 2022 and September 30, 2021

	March	September
	2022	2021
	(Unaudited)
ASSETS
Current assets:
Cash	$527,555	$519,591
Accounts receivable, less allowance for doubtful accounts of $0.9 million at March 2022 and September 2021	33,556,601	35,844,163
Inventories, net	90,248,795	95,212,085
Income taxes receivable	670,234	—
Prepaid expenses and other current assets	5,476,104	4,999,125
Total current assets	130,479,289	136,574,964

Property and equipment, net	15,282,499	16,012,524
Operating lease right-of-use assets, net	16,280,827	17,846,529
Note receivable, net of current portion	3,325,000	3,325,000
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Equity method investment	10,451,386	9,380,343
Other assets	414,120	334,819
Total assets	$181,170,071	$188,411,129

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,601,210	$24,235,042
Accrued expenses	9,747,031	11,468,955
Accrued wages, salaries and bonuses	4,011,309	4,489,852
Income taxes payable	—	867,160
Current operating lease liabilities	5,458,358	5,513,390
Current maturities of long-term debt	572,100	561,202
Total current liabilities	45,390,008	47,135,601

Credit facility	35,191,547	43,650,865
Deferred income tax liability, net	2,630,427	1,531,228
Long-term operating lease liabilities	11,123,103	12,669,157
Long-term debt, less current maturities	4,765,465	5,054,265
Other long-term liabilities	36,069	757,387

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 584,789 shares outstanding at March 2022 and 551,369 shares outstanding at September 2021	9,168	8,834
Additional paid-in capital	26,555,046	24,918,781
Retained earnings	86,336,525	83,552,298
Treasury stock at cost	(30,867,287)	(30,867,287)
Total shareholders’ equity	82,033,452	77,612,626
Total liabilities and shareholders’ equity	$181,170,071	$188,411,129

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and six months ended March 31, 2022 and 2021

	For the three months ended March		For the six months ended March
	2022	2021	2022	2021
Sales (including excise taxes of $89.1 million and $92.0 million, and $186.2 million and $192.5 million, respectively)	$391,888,192	$378,513,490	$814,459,469	$783,258,263
Cost of sales	365,211,270	355,540,704	760,849,885	736,823,498
Gross profit	26,676,922	22,972,786	53,609,584	46,434,765
Selling, general and administrative expenses	21,915,351	19,022,167	44,306,090	37,621,983
Depreciation	818,222	779,925	1,602,467	1,554,210
	22,733,573	19,802,092	45,908,557	39,176,193
Operating income	3,943,349	3,170,694	7,701,027	7,258,572

Other expense (income):
Interest expense	244,920	310,543	567,018	686,973
Other (income), net	(60,958)	(84,265)	(101,068)	(126,088)
	183,962	226,278	465,950	560,885
Income from operations before income taxes	3,759,387	2,944,416	7,235,077	6,697,687
Income tax expense	1,345,000	829,000	2,590,000	1,840,000
Equity method investment earnings, net of tax	591,795	313,492	1,362,161	648,831
Net income available to common shareholders	$3,006,182	$2,428,908	$6,007,238	$5,506,518

Basic earnings per share available to common shareholders	$5.29	$4.41	$10.62	$10.02
Diluted earnings per share available to common shareholders	$5.19	$4.33	$10.33	$9.87

Basic weighted average shares outstanding	567,889	551,369	565,694	549,729
Diluted weighted average shares outstanding	578,751	560,941	581,328	557,741

Dividends paid per common share	$0.18	$5.18	$5.36	$5.36

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and six months ended March 31, 2022 and 2021

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED MARCH 2021
Balance, January 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$25,007,239	$71,401,400	$65,550,186
Dividends on common stock, $0.18 per share	—	—	—	—	—	(105,586)	(105,586)
Compensation expense and settlement of equity-based awards	—	—	—	—	(89,474)	—	(89,474)
Repurchase of common stock	—	—	—	—	—	—	—
Net income	—	—	—	—	—	2,428,908	2,428,908
Balance, March 31, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$67,784,034

THREE MONTHS ENDED MARCH 2022
Balance, January 1, 2022	915,009	$9,148	(332,220)	$(30,867,287)	$26,999,735	$83,438,578	$79,580,174
Dividends on common stock, $0.18 per share	—	—	—	—	—	(108,235)	(108,235)
Compensation expense and settlement of equity-based awards	2,000	20	—	—	(444,689)	—	(444,669)
Repurchase of common stock	—	—	—	—	—	—	—
Net income	—	—	—	—	—	3,006,182	3,006,182
Balance, March 31, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,555,046	$86,336,525	$82,033,452

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
SIX MONTHS ENDED MARCH 2021
Balance, October 1, 2020	869,867	$8,697	(332,152)	$(30,861,549)	$24,282,058	$71,362,334	$64,791,540
Dividends on common stock, $5.36 per share	—	—	—	—	—	(3,144,130)	(3,144,130)
Compensation expense and settlement of equity-based awards	13,722	137	—	—	635,707	—	635,844
Repurchase of common stock	—	—	(68)	(5,738)	—	—	(5,738)
Net income	—	—	—	—	—	5,506,518	5,506,518
Balance, March 31, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$67,784,034

SIX MONTHS ENDED MARCH 2022
Balance, October 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,918,781	$83,552,298	$77,612,626
Dividends on common stock, $5.36 per share	—	—	—	—	—	(3,223,011)	(3,223,011)
Compensation expense and settlement of equity-based awards	33,420	334	—	—	1,636,265	—	1,636,599
Repurchase of common stock	—	—	—	—	—	—	—
Net income	—	—	—	—	—	6,007,238	6,007,238
Balance, March 31, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,555,046	$86,336,525	$82,033,452

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the six months ended March 31, 2022 and 2021

	March	March
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,007,238	$5,506,518
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	1,602,467	1,554,210
Equity method investment earnings, net of tax	(1,362,161)	(648,831)
(Gain) loss on sales of property and equipment	(76,220)	(1,374)
Equity-based compensation	1,208,655	833,624
Deferred income taxes	1,099,199	48,248
Provision for losses on doubtful accounts	(3,000)	5,000
Inventory allowance	155,534	110,769
Changes in assets and liabilities:
Accounts receivable	2,290,562	1,390,027
Inventories	4,807,756	17,772,604
Prepaid and other current assets	(651,979)	(4,096,452)
Equity method investment distributions	744,118	—
Other assets	(79,301)	23,327
Accounts payable	1,465,370	429,389
Accrued expenses and accrued wages, salaries and bonuses	(700,748)	(610,589)
Other long-term liabilities	(721,318)	(169,854)
Income taxes payable and receivable	(1,990,394)	(867,112)
Net cash flows from (used in) operating activities	13,795,778	21,279,504

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(974,424)	(720,567)
Proceeds from sales of property and equipment	79,000	10,938
Principal payment received on note receivable	175,000	—
Net cash flows from (used in) investing activities	(720,424)	(709,629)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	819,125,190	771,182,879
Repayments under revolving credit facility	(827,584,508)	(791,045,384)
Proceeds from borrowings on long-term debt	—	3,000,000
Principal payments on long-term debt	(277,902)	(237,566)
Proceeds from exercise of stock options	173,590	—
Repurchase of common stock	—	(5,738)
Dividends on common stock	(3,223,011)	(3,144,130)
Settlement and withholdings of equity-based awards	(1,280,749)	(365,022)
Net cash flows from (used in) financing activities	(13,067,390)	(20,614,961)
Net change in cash	7,964	(45,086)
Cash, beginning of period	519,591	661,195
Cash, end of period	$527,555	$616,109

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$582,394	$690,134
Cash paid during the period for income taxes	3,481,196	2,658,865

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$29,047	$16,230
Issuance of common stock in connection with the vesting and exercise of equity-based awards	2,280,783	949,812

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727